                         UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                                 AUSTIN DIVISION

     CASE NAME:  INTERNATIONAL META SYSTEMS, INC.    Petition Date:  3/2/98

                                             CASE NUMBER: 98-10782-FM

     MONTHLY OPERATING REPORT SUMMARY FOR MONTH    JUNE    YEAR    1998

     MONTH                    3/31/98        4/30/98        5/30/98        6/30/98
REVENUES (MOR-6)               $115,000.00    $115,000.00     $90,000.00        0
INCOME BEFORE INT,
 DEPREC./TAX (MOR-6)          ($367,164.36)  ($378,805.85)  ($370,659.95)  ($440,620.97)
NET INCOME (LOSS)(MOR-6)      ($467,008.95)  ($396,838.17)  ($417,008.29)  ($490,292.83)
PAYMENTS TO INSIDERS (MOR-9)   $ 26,058.82    $ 23,147.05     $23,301.92    $ 25,257.61
PAYMENTS TO PROFESSIONALS
 (MOR-9)                             0               0                0         0
TOTAL DISBURSEMENTS (MOR-8)    $369,679.46    $495,545.85    $430,940.22     402,731.20

     ***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

     REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE          EXP.
                                   DATE
     --------------------------------------  -----
     CASUALTY                 YES(X)NO( )    5-1-99
     LIABILITY                YES(X)NO( )    5-1-99
     VEHICLE                  YES( )NO( )    n/a
     WORKER'S                 YES(X)NO( )    5/1/99
     OTHER: Medical,
            Disability        YES(X)NO( )    1/1/99 TO 7/1/99
     Dental, Life, D&O

     CIRCLE ONE
     Are all accounts receivable being collected within terms? Yes   No X
     Are all post-petition liabilities, including taxes, being paid within terms?
     Yes X  No
     Have any pre-petition liabilities been paid?  Yes X  No
     If so, describe
     Small balances of withheld payroll taxes paid inadvertently by payroll processing company in March
     Are all funds received being deposited into DIP bank accounts? Yes X No Were any assets disposed of outside the normal course of business? Yes No X
     If so, describe
     Are all U.S. Trustee Quarterly Fee Payments current?  Yes X  No
     What is the status of your Plan of Reorganization?  Pending

     I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

     SIGNED  /S/ Terry Kearns
            -----------------------------
            (ORIGINAL SIGNATURE)

     TITLE   Controller
            -----------------------------

     ATTORNEY NAME:  ERIC J. TAUBE
     FIRM:  HOFFMAN & TAUBE, L.L.P.
     ADDRESS:  100 CONGRESS AVENUE, SUITE 1600
     CITY, STATE, ZIP:  AUSTIN, TEXAS  78702
     TELEPHONE:  (512) 472-5997
     FAX: (512) 472-5248

     MOR-1

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                           COMPARATIVE BALANCE SHEETS

                    FILING DATE*   MARCH 31,      APRIL 30,      MAY 31,        JUNE 30,
ASSETS                 3/2/98         1998          1998          1998            1998
CURRENT ASSETS
Cash                $    1,979     $    8,528     $   18,910.25  $   35,441.57  $   84,685.33
Accounts Receivable,
 Net                $  596,612     $  591,943     $  588,915.19  $  585,448.19  $  591,685.03
Inventory:  Lower
 of Cost or Market       0              0              0                   0              0
Prepaid Expenses    $  229,444     $  138,685     $  123,174.81  $  111,209.20  $   95,645.12
Investments              0              0                   0              0              0
Other               $   91,340          0                   0              0              0
TOTAL CURRENT
 ASSETS             $  919,375     $  739,156     $  731,000.25  $  732,098.96  $  772,015.48
PROPERTY, PLANT&
 EQUIP,@COST        $2,345,826     $2,361,303     $2,427,558.19  $2,451,035.09  $2,451,035.09
Less Accumulated
 Depreciation       $  933,624     $  999,868     $1,036,792.90  $1,071,891.94  $1,107,696.91
NET BOOK VALUE OF
 PP & E             $1,412,202     $1,361,435     $1,390,765.29  $1,379,143.15  $1,343,338.18
OTHER ASSETS:
1.  Tax Deposits         0              0              0                   0              0
2.  Investments in
 Subs                    0              0              0                   0              0
3.  Pending Software
 Lease Deposit      $  250,000     $  250,000     $  250,000     $  250,000.00  $  250,000.00
4.  Patents         $  130,151     $  104,644     $  102,808     $  100,972.16  $   99,136.32
TOTAL ASSETS        $2,711,728     $2,455,235     $2,474,573.54  $2,462,214.27  $2,464,489.98

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
     MOR-2                                   Revised:6/14/96

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS   FILING DATE*  MARCH 31,    APRIL 30 MAY 31         JUNE 30,
EQUITY                   3/2/98        1998         1998        1998           1998
LIABILITIES:
 POST-PETITION
  LIABILITIES (MOR-4)        0       $   293,242  $  698,716     $1,092,661    $ 1,576,199
 PRE-PETITION LIABILITIES:
  Notes Payable-Secured $3,392,544        $ 3,392,544      $3,392,544       $3,392,544   $ 3,392,544
  Priority Debt        $   192,043   $   191,769  $  191,769     $  191,769    $   191,769
  Federal Income Tax   $       997        0                0        0               0
  FICA/Withholding     $       261        0                0        0               0
  Unsecured Debt       $ 4,379,292   $ 4,379,292  $4,379,292     $4,382,420    $ 4,382,420
  Other                      0            0                0        0               0
TOTAL PRE-PETITION
 LIABILITIES           $ 7,965,137   $ 7,963,605  $7,963,605     $7,966,733    $ 7,966,733
TOTAL LIABILITIES      $ 7,965,137   $ 8,256,847  $8,662,321     $9,059,394    $ 9,542,932
OWNER'S EQUITY (DEFICIT):
 PREFERRED STOCK             0            0                0        0               0
 COMMON STOCK          $     3,965   $     3,965  $     3,965    $    3,965    $     3,965
ADDITIONAL PAID-IN
 CAPITAL               $19,027,008   $18,945,226   $18,956,517  $18,967,778    $ 18,978,481
RETAINED EARNINGS:
 Filing Date           ($24,284,382)($24,284,382) ($24,284,382)($24,287,510)   ($24,289,740)
RETAINED EARNINGS:
 Post Filing Date            0         ($467,009)  $  (863,847) ($1,281,413)   ($ 1,771,148)
TOTAL OWNER'S EQUITY
 (NET WORTH)           ($5,253,409)  ($5,801,612)   ($6,187,747)($6,597,180)   ($ 7,078,442)
TOTAL LIABILITIES &
OWNER'S EQUITY               $ 2,711,728  $ 2,455,235      $  2,474,574  $ 2,462,214     $  2,464,490

           *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
     MOR-3                                      Revised:6/14/96

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                      SCHEDULE OF POST-PETITION LIABILITIES

                                  March 31        April 30 May 31   June 30
                                    1998          1998         1998         1998
TRADE ACCOUNTS PAYABLE            $ 16,558        $ 12,500 $ 11,407 $    5,000
----------------------
TAX PAYABLE:
 Federal Payroll Taxes               0            0                 0     $      835
 State Payroll & Sales               0            0                 0          0
 Ad Valorem Taxes                    0            0                 0          0
 Other Taxes                      $  1,063        $  1,063 $   1,063      $    1,063
TOTAL TAXES PAYABLE                  $  1,063     $  1,063 $   1,063      $    1,898
SECURED DEBT POST-PETITION        $210,420        $600,420 $ 955,892      $1,406,892
ACCRUED INTEREST PAYABLE          $ 28,093        $  7,365 $  16,778      $   28,809
*ACCRUED PROFESSIONAL FEES:       $ 23,490        $ 29,428 $  35,619      $   55,837
OTHER ACCRUED LIABILITIES:
 1. Deferred Compensation         $    846        $    846 $     846      $      846
 2. Accrued Vacation              $( 4,169)       $  9,099 $  22,242      $   24,196
 3. Accrued Payroll                  $ 16,941     $ 37,995 $  48,814      $   52,721
TOTAL POST-PETITION
LIABILITIES (MOR-3)                  $293,242     $698,716 $1,092,661     $1,576,199
         ---------------------------------------  ---------    ---------- ----------

     *Payment Requires Court Approval.

     MOR-4                                      Revised:6/14/96

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                       AGING OF POST-PETITION LIABILITIES
                                  June 30, 1998

DAYS  TOTAL    TRADE ACCTS  FED TAXES  STATE TAXES AD-VALOREM, OTHER
                                                OTHER TAXES
0-30    $  483,537  $5,000    $835    0          0          $  477,702
31-60   $  393,945  0         0       0          0          $  393,945
61-90   $  453,955  0         0       0          0          $  453,955
91+     $  244,761  0         0       0          $1,063         $  243,698
TOTAL   $1,576,198  $5,000    $835    0          $1,063         $1,569,300

                                       AGING OF ACCOUNTS RECEIVABLE

MONTH            MARCH 31, 1998       APRIL 30, 1998        MAY 31, 1998   June 30, 1998
0-30 DAYS        $ 85,531             $ 82,503              $ 79,036 $ 85,273
31-60 DAYS              0                  0                    0               0
61-90 DAYS              0                  0                    0               0
91 + DAYS        $506,412             $506,412              $506,412 $506,412
TOTAL            $591,943             $588,915              $585,448 $591,685

MOR-5

CASE NAME: INTERNATIONAL META SYSTEMS, INC.   CASE NUMBER: 98-10782-FM

                                        STATEMENT OF INCOME (LOSS)

MONTH               March 31,      April 30,     May 31,         June 30,       Filing
                    1998           1998          1998            1998           to Date
                    ----------     ---------     --------        ------------   ----------
REVENUES (MOR-1) $ 115,000.00 $115,000.00  $90,000.00       0              $  320,000.00
TOTAL COST OF
 REVENUES           0              0             0               0                   0
GROSS PROFIT        $ 115,000.00   $115,000.00   $90,000.00 0              $  320,000.00
OPERATING EXPENSES:
 Selling &
  Marketing         $   5,848.55   $  8,413.50   $ 6,227.98 $   8,343.88   $   28,833.91
 General &
Administrative      $  37,610.93   $ 78,000.05   $ 76,718.72     $  49,040.38   $  241,370.08
 Insiders
   Compensation     $  24,076.92   $ 23,076.92   $ 23,301.92     $  24,693.84   $   95,149.60
 Professional Fees  $  23,490.31   $  5,938.00   $  6,190.80     $  20,217.48   $   55,835.79
 Other (attach list)$ 391,137.65   $378,377.38   $348,220.53     $ 338,325.39   $1,456,060.95

TOTAL OPERATING
EXPENSES            $ 482,164.36   $493,805.85   $460,659.95     $ 440,620.97   $1,877,250.33
INCOME BEFORE INT,
DEPR/TAX (MOR-1) ($367,164.36)     ($378,805.85)($370,659.95)    ($440,620.97)  ($1,557,250.33)
INTEREST EXPENSE $  28,093.19 ($ 20,728.45)      $  9,413.46     $  12,031.05   $    28,809.25
DEPRECIATION        $  71,751.40   $  38,760.77  $ 36,934.88     $  37,640.81   $   185,087.86
OTHER (INCOME)
  EXPENSE*          0              0                 0           0                   0
OTHER ITEMS**       0              0                 0           0                   0
TOTAL INT, DEPR &
 OTHER ITEMS        $  99,844.59   $ 18,032.32   $ 46,348.34     $   49,671.86  $  213,897.11
NET INCOME BEFORE
 TAXES              ($467,008.95)  ($396,838.17) ($417,008.29)    ($490,292.83) ($1,771,147.44)
FEDERAL INCOME TAXES          0            0         0           0                   0
NET INCOME (LOSS)
(MOR-1)          ($467,008.95)     ($396,838.17) ($417,008.29)    ($490,292.83) ($1,771,147.44)

        Accrual Accounting Required, Otherwise Footnote With Explanation
     *  Footnote Mandatory
     ** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote
     MOR-6                                       Revised:6/14/96

     International Meta Systems, Inc.-Details for MOR-6, Other Operating
     Expenses


     ITEM                             June 30, 1998
     ----                              ------------
     Technical Salaries
       Dept. 100                      $32,135.83
       Dept. 200                   $32,907.99
       Dept. 301                   $64,603.20
       Dept. 302                   $43,311.09
       Dept. 303                   $17,261.01
       Dept. 304                   $14,674.73
       Dept. 400                   $12,922.20
                                   ----------    $217,816.05
         Less: Insiders Comp.                    $ 23,576.92
         Less: Sales & Marketing                     $  6,863.39
                                                 ------------    $187,375.74
     Contract Engineers               $87,068.50
     Employee Benefit-Insurance       $22,169.37
     Employee Benefit-Options*        $10,703.00
     Employee Benefit-Payroll Taxes   $15,245.52
     Amortize Prepaid Maintenance*    $15,763.26
                                   ----------                    $150,949.65
                                                                 -----------
                                                                 $338,325.39

     *Non-cash items

     MOR-6 WORKSHEET
     <PAGE 9>
     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

CASH RECEIPTS AND       MONTH         MONTH          MONTH       MONTH          FILING TO
DISBURSEMENTS           March, 1998   April, 1998    May 1998    June 1998      DATE
1. CASH-BEGINNING
   OF MONTH             $  1,979      $  8,528       $ 18,910    $   35,442     $   1,979
RECEIPTS:
2. CASH SALES           $115,000      $115,000       $  90,000       0          $  320,000
3. COLLECTION OF
   ACCOUNTS RECEIVABLE  $ 25,000           0                0        0          $   25,000
4. LOANS & ADVANCES
        attach list)    $210,420      $390,000       $355,473    $  451,000     $1,406,892
5. SALE OF ASSETS(1)    $ 20,000           0                0        0          $   20,000
6. OTHER (attach list) $  5,808       $    928       $  1,999    $      975     $    9,710
TOTAL RECEIPTS          $376,228      $505,928       $447,472    $  451,975     $1,781,603
Withdrawal) Contribution
by Individual Debtor MFR-2*
---------------------------------------------------------------------------
DISBURSEMENTS:
7. NET PAYROLL          $192,511      $168,749       $149,640    $  152,482     $  663,382
8. PAYROLL TAXES
   PAID          $ 37,762          $ 72,633          $ 68,066    $    68,492    $  246,953
9. SALES, USE &
   OTHER TAXES PAID           0       0              $  1,992        0          $    1,992
10.SECURED/RENTAL/
        LEASES          $    245      $ 12,985       $ 12,654    $   14,277     $   40,161
11. UTILITIES                 0       $  7,187       $  5,413    $    5,440     $   18,040
12. INSURANCE           $ 23,609      $ 23,864       $ 24,398    $   27,637     $   99,508
13. INVENTORY PURCHASES 0          0                 0           0              0
14. VEHICLE EXPENSES          0       0                     0        0               0
15. TRAVEL &
    ENTERTAINMENT       $  8,563      $ 10,650       $ 12,786    $    9,044     $   41,043
16. REPAIRS, MAINT-
    ENANCE & SUPPLIES   $  1,207      $  3,799       $  3,419    $    2,692     $   11,117
17. ADMINISTRATIVE &
        SELLING         $  2,655      $  5,305       $  9,452    $    5,452     $   22,864
18. OTHER (attach
        list)           $103,127      $186,624       $143,120    $  117,216     $  550,087
TOTAL DISBURSEMENTS
FROM OPERATIONS         $369,679      $491,796       $430,940    $  402,731     $1,695,146
19. PROFESSIONAL FEES         0       0                     0              0         0
20. U.S. TRUSTEE FEES         0       $  3,750              0              0    $    3,750
21. OTHER REORGANIZATION
    EXPENSES (attach list)    0       0                     0              0         0
TOTAL DISBURSEMENTS     $369,679      $495,546       $430,940    $  402,731     $1,698,896

22. NET CASH FLOW       $  6,549      $ 10,382       $ 16,531    $   49,244     $   82,707
23. CASH-END OF MONTH
        (MOR-2)         $  8,528      $ 18,910       $ 35,442    $   84,686     $   84,686

     MOR-7       *Applies to Individual debtor's only.      Revised:6/14/96
     (1) Sold pre-petition:  This reflects receipt of balance due on account.

     Details for MOR-7 June, 1998
     Case Name: INTERNATIONAL META SYSTEMS, INC.
      Case Number 98-10782-FM

                                           Actual
                                           ------
     Cash Sales
     ----------
                                           $      0.00

     Sale of Assets                                  0.00
     --------------

     Collection of A/R                           0.00
     -----------------

     Loans & Advances
     ----------------
      IPIQ-loans                           $451,000.00

     Other
     -----
     Hesson-Smith/Cobra $    715.15
     ADP Payroll processing
        credit                $    259.81            $974.96

     Total Receipts                              $451,974.96
     ---------------

     Net Disbursements
     -----------------
     Net Payroll        $152,482.22

     Payroll taxes      $ 68,492.18        $220,974.40
                        -----------
     Sales, Use & Other
        Taxes Paid                              $0.00

     Secured/Retail/Lease
       Dahill Industries/
        equip. lease    $    162.38
       Inter-Tel/phone
        equip. lease          $  1,462.21
       GE Capital/equip.
        lease                 $    223.00
       Walltech/furniture
        rental                $    390.46
       Pitney Bowes/
         meter rental   $    184.63
       Dell Financial Srvcs/
         equip lease          $  1,079.01
       Rent                        $ 10,775.59       $ 14,277.28
     Utilities                                   $  5,439.50
     Insurance                                   $ 27,637.33
     Travel & Enter.                             $  9,043.84
     Repairs, maint., supplies                   $  2,691.67
     Admin. & Selling
       Outside Services-PR    $    101.14
       Payroll Processing
       Fee Paychex            $    331.06
       Marketing/Selling      $  1,379.35
       401K Service Charge    $    341.69
       Bank Service Charges   $     $0.00
     Telephone/Fax            $  3,298.36        $  5,451.60

     Other
       Contract Employees     $101,724.00
       Recruiting & Hiring    $  2,191.58
       Employee Relocation
       Loans                  $ 13,300.00
       Software/Hardware
        Purchases             $0.00        $117,215.58
                        ----------         -----------
       U.S. Trustee-Qrtly
         filing                                  0.00

     TOTAL NET DISBURSEMENTS               $402,731.20
     -----------------------               -----------

     Net Cash Flow                               $ 49,243.76
      ------------                               -----------

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER 98-10782-FM

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF June, 1998

     BANK NAME                Bank One           Bank One
     ACCOUNT NUMBER           #1826551242   #1826551234
     ACCOUNT TYPE             OPERATING          OTHER FUNDS*        TOTAL
     ------------             ----------         ------------        -----
     BANK BALANCE             $139,497.59  $     0               $139,497.59
     DEPOSIT IN TRANSIT $             $    0                $  0
     OUTSTANDING CHECKS       $ 54,812.26                        $ 54,812.26
     ADJUSTED BANK BALANCE    $ 84,685.33  $     0               $ 84,685.33
     BEGINNING CASH-PER
       BOOKS                  $ 35,441.57  $    0                $ 35,441.57
     RECEIPTS                 $451,974.96  $    0                $451,974.96
     TRANSFERS BETWEEN
       ACCOUNTS               $    0       $    0                $  0
     (WITHDRAWAL)
     CONTRIBUTION-BY
     INDIVIDUAL DEBTOR
     MFR-2
     CHECKS/OTHER
     DISBURSEMENTS            $402,731.20  $    0                $402,731.20
     ENDING CASH-
     PER BOOKS                $ 84,685.33  $    0                $ 84,685.33

                                                 *Cash Collateral Account
     MOR-8                                                       Revised:6/14/96

     CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

     Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE     MONTH          MONTH       MONTH          MONTH
                                      March 1998     April, 1998 May, 1998      June 1998
1. Lee W. Hoevel/President/Salary     $10,000.00 $10,000.00 $10,000.00     $10,000.00
2. Hanan Potash/V.P./Salary           $ 8,461.52 $ 8,461.52 $ 8,461.52     $ 8,461.52
3. Malcolm Jordan/V.P./Salary         $ 5,615.40 $ 4,615.40 $ 4,840.40     $ 5,115.40
4. Malcolm Jordan/V.P./Expense
        Reimbursement                 $ 1,981.90 $    70.11 $    0         $   563.77
5. Lee Hoevel/Pres/Expense
        Reimbursement                      0         0               0          $   823.79
6. Hanan Potash/V.P./Expense
        Reimbursement                      0         0               0          $   293.13
TOTAL INSIDERS (MOR-1)                $26,058.82 $23,147.05 $23,301.92     $25,257.61

PROFESSIONALS                                    MONTH
NAME/ORDER DATE
1.
TOTAL PROFESSIONALS (MOR-1)

MOR-9                                            Revised: 6/14/96